Exhibit 10.1

INNOVATIVE INDUSTRIAL PROPERTIES, INC.

2016 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE AND
RESTRICTED STOCK UNIT AWARD AGREEMENT

Innovative Industrial Properties, Inc., a Maryland corporation (the “Company”), pursuant to its 2016 Omnibus Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) an award of restricted stock units (the “Units”) with respect to the number of shares of common stock of the Company (the “Shares”) set forth below. This award (this “Award”) is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Restricted Stock Unit Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in this Grant Notice and the Restricted Stock Unit Agreement shall have the same defined meanings specified in the Plan.

Participant:	_____________
Grant Date:	________ ___, 20__
Total Number of Units (Each Relating to One Share):	_____ Units
Vesting Schedule:	[______] of the Units granted hereunder shall vest on each of _________, _____________ and ______________, provided that the Participant continues to serve as an employee of the Company or a Non-Employee Director on each such date.

By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement.

INNOVATIVE INDUSTRIAL PROPERTIES, INC.		PARTICIPANT

By:		By:
Print Name:		Print Name:
Title:
Address:	11440 West Bernardo Ct, Ste 100	Address:
San Diego, CA 92127

CONSENT OF SPOUSE

I, _________, spouse of ___________, have read and approve this Grant Notice, and the attached Restricted Stock Unit Agreement. In consideration of granting to my spouse the restricted stock units relating to shares of the common stock of Innovative Industrial Properties, Inc. set forth in this Grant Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under this Grant Notice and agree to be bound by the provisions of this Grant Notice insofar as I may have any rights in said Grant Notice, any restricted stock units or any shares of the common stock of Innovative Industrial Properties, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Grant Notice.

Dated: _______ __, 20__
Signature of Spouse

EXHIBIT A

TO RESTRICTED STOCK UNIT AWARD GRANT NOTICE

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Grant Notice (“Grant Notice”) to which this Restricted Stock Unit Award Agreement (this “Agreement”) is attached, Innovative Industrial Properties, Inc., a Maryland corporation (the “Company”), has granted to Participant the number of restricted stock units (the “Units”) under the Company’s 2016 Omnibus Incentive Plan (the “Plan”) indicated in the Grant Notice. The Units are subject to the terms and conditions of the Plan which are incorporated herein by reference. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I

AWARD OF UNITS

1.1       Grant of Units. Pursuant to the Plan and subject to the terms and conditions of this Agreement, effective on the Grant Date, the Company irrevocably grants to Participant the number of Units set forth in the Grant Notice in consideration of Participant’s employment with or service to the Company or one of its Subsidiaries on or before the Grant Date. The Administrator has determined Participant has not been fully compensated for such services and that the benefit received by the Company as a result of such employment or service has a value that exceeds the aggregate par value of the shares of the common stock subject to the Units (the “Shares”), which Shares, when issued in settlement of the Units in accordance with the terms hereof, shall be fully paid and nonassessable. Prior to actual issuance of any Shares, the Units and this Agreement represent an unsecured obligation of the Company, payable only from the general assets of the Company.

1.2       Vesting and Forfeiture of Units. The Units shall vest in accordance with the schedule set forth in the Grant Notice. In the event of Participant’s cessation of employment with or service to the Company for any reason, including as a result of Participant’s death or Disability, all of the then-unvested Units shall thereupon be forfeited immediately and without any further action by the Company.

ARTICLE II

SETTLEMENT OF UNITS

2.1       Settlement Mechanics.

(a)       Time of Settlement. Subject to the terms and conditions of the Plan and this Agreement and to any deferral election Participant has made pursuant to the terms of the Company’s Nonqualified Deferred Compensation Plan (or any successor deferred compensation plan thereto), the Company shall distribute one Share to Participant (or in the event of Participant’s death, to his or her estate) in settlement of each Unit that vests as soon as practicable (and in no event more than thirty (30) days) following the vesting date.

(b)       Taxes. As a condition of receiving this award of Units, the Participant agrees to pay to the Company upon demand such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes due by reason of the grant, vesting or settlement of, or by reason of any other event relating to, the Units. However, the Participant may elect to have the Company satisfy such withholding obligations by withholding a number of Shares otherwise issuable hereunder having a Fair Market Value on the date the tax obligation arises equal to the amount to be withheld; provided, however, that the amount to be withheld may not exceed the total maximum statutory tax rates associated with the transaction to the extent needed for the Company to avoid adverse accounting treatment. If the Participant does not make the payment or election described in the foregoing, then the Company or an affiliate may withhold such taxes from other amounts owed to the Participant or may choose to satisfy the withholding obligations by withholding Shares otherwise issuable hereunder in accordance with the preceding sentence.

(c)       Generally. Shares issued under this Agreement shall be issued to Participant or Participant’s beneficiaries, as the case may be, at the sole discretion of the Administrator, in either (i) uncertificated form, with the Shares recorded in the name of Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement; or (ii) certificated form. Unless otherwise determined by the Administrator or provided in this Agreement, all distributions in respect of the Units shall be made by the Company in the form of whole Shares. In no event will fractional shares be issued upon settlement of the Units. In lieu of any fractional Share, the Company shall make a cash payment to Participant equal to the Fair Market Value of such fractional Share on the date the Units are settled pursuant to this Section 2.1.

2.2       Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any Shares upon settlement of the Units prior to fulfillment of all of the conditions set forth in this Agreement and the Plan.

2.3       Transfer Restriction. No Units or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect. In addition, notwithstanding anything to the contrary herein, the Participant agrees and acknowledges that (a) with respect to any Shares issued hereunder that have not been registered under the Securities Act of 1933, as amended (the “Act”), he or she will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and a legend will be placed on the certificates for the Shares to such effect, and (b) the Participant agrees not to sell any Shares acquired under this Agreement other than as set forth in the Plan and at a time when applicable laws, Company policies or an agreement between the Company and its underwriters do not prohibit a sale.

2.5       Rights as Stockholder; Dividend Equivalents. Participant shall not have any rights of a stockholder with respect to the Shares subject to the Units (including, without limitation, any voting rights or any right to dividends) until the Shares have been issued hereunder. If, however, after the Grant Date set forth in the Grant Notice and prior to the settlement date, a record date with respect to a cash dividend on the Shares occurs, then on the date that such dividend is paid to Company shareholders Participant shall receive a cash payment of “dividend equivalents” in an amount equal to the dividends that would have been paid to Participant if Participant owned a number of Shares equal to the number of outstanding Units hereunder as of such record date.

2.6       Ownership Limit and REIT Status. Notwithstanding anything to the contrary herein, Shares shall not be issued or paid hereunder if the issuance or payment of such Shares would likely result in any of the following:

(a)       a violation of the restrictions or limitations on ownership provided for from time to time under the terms of the organizational documents of the Company; or

(b)      income to the Company that could impair the Company’s status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

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ARTICLE III

TAXATION REPRESENTATIONS

Participant represents to the Company the following:

(a)       Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of the transactions contemplated by this Agreement.

(b)       Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Participant or in any form of consideration permitted by the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance or other event with respect to the Units or Shares. The Company shall not be obligated to issue any Shares or deliver any stock certificate representing Shares to Participant or Participant’s legal representative, or, if the Shares are held in book entry form, to remove the notations on the book form, unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the issuance or other event with respect to the Units or Shares.

ARTICLE IV

Miscellaneous

5.1       Governing Law; Limitation on Actions. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of law. Any legal action or proceeding with respect to this Agreement and all acts and transactions pursuant hereto may only be brought and determined in (a) a court sitting in the State of California, and (b) a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial. In accordance with Section 17(g) of the Plan, any legal action or proceeding with respect to this Agreement and all acts and transactions pursuant hereto, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

5.2       Entire Agreement; Enforcement of Rights. This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them. Subject to Section 14(c) of the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

5.3       Bound by Plan; Interpretation. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions therein. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan (as such may be amended from time to time in accordance with the terms of the Plan), the applicable terms and provisions of the Plan will govern.

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5.4       Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.5       Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by electronic mail (with return receipt requested and received) or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified, if to the Company, at its principal offices, and if to Participant, at Participant’s address, electronic mail address or fax number in the Company’s records or as subsequently modified by written notice.

5.6       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.7       Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The Company may assign its rights under this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company without the prior written consent of Participant. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

5.8       Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.9       No Right to Continued Service. EXCEPT AS MAY BE PROVIDED IN ANY EMPLOYMENT AGREEMENT WITH THE PARTICIPANT, THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE UNITS PURSUANT TO SECTION 2.1 HEREOF IS EARNED ONLY BY CONTINUING SERVICE TO THE COMPANY, OR ONE OF ITS SUBSIDIARIES AS AN “AT WILL” EMPLOYEE OR CONSULTANT OF THE COMPANY, OR ONE OF ITS SUBSIDIARIES OR A NON-EMPLOYEE DIRECTOR OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY’S, OR ANY OF ITS SUBSIDIARIES’ RIGHT TO TERMINATE THE PARTICIPANT’S EMPLOYMENT OR SERVICE TO THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE.

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